Third Quarter 2024 Earnings Exhibit 99.2

2 This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted earnings per share, adjusted income before taxes and adjusted operating expenses, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload and LTL segment fuel surcharges from revenue and nets these surcharges against fuel expense. Disclosure

3 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation (Adj. NI / EPS uses normalized tax rate) Q3 2024 Comparative Results 2,020 1,877 3Q23 3Q24 Total Revenue (7.1%) 1,775 1,681 3Q23 3Q24 Revenue xFSC (5.3%) 81 81 3Q23 3Q24 Operating Income 0.4% 109 102 3Q23 3Q24 Adj. Operating Inc. 1 (7.1%) 60 30 3Q23 3Q24 Net Income (49.4%) 67 54 3Q23 3Q24 Adj. Net Income 1 (18.9%) $0.37 $0.19 3Q23 3Q24 Earnings Per Share (48.6%) $0.41 $0.34 3Q23 3Q24 Adj. EPS 1 In m ill io ns In m ill io ns In m ill io ns Adjustments • $19.2M in Q3 2024 and $18.9M in Q3 2023 of amortization expense from mergers and acquisitions • $1.0M of impairments in Q3 2024 • $0.4M and $0.2M estimate exposure for certain legal matters in Q3 2024 and Q3 2023, respectively • $0.6M in Q3 2024 of transaction fees • $6.5M of other acquisition related expenses in Q3 2023 • $3.7M of severance expense in Q3 2023 • $0.9M decrease in fair value of deferred earnout in Q3 2023 and Q3 2024. • $12.1M loss on investment in Q3 2024 (17.1%) Consolidated operating ratio improves sequentially as environment stabilizes

4 $1,107.5M $48.5M 95.6% ~16,300 irregular route and ~6,500 dedicated tractors $280.2M $29.1M 89.6% 162 Service Centers ~6,000 door count $143.6M $7.8M 94.5% Gross Margin 17.8% $102.7M ($1.4M) 101.4% 622 tractors 12,569 containers 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Excludes Trucking and LTL fuel Surcharge and intersegment transactions Q3 2024 Revenue Diversification Q3 2024 Segment Overview Collaborating across our diversified brands to create customer value OTR 46% / Dedicated 19% LTL 17% Truckload 65% Log isti cs 8 % Intermodal 6% Other 4% Revenue xFSC2 Adjusted Op Income1 Adjusted OR1 Truckload Less-than- Truckload Logistics Intermodal KNX 1.7B2

5 (Dollars in millions) Revenue xFSC $1,107.5 $1,180.0 (6.1%) Operating income $45.4 $48.4 (6.2%) Adjusted Operating Income 1 $48.5 $60.1 (19.4%) Operating ratio 96.4% 96.5% (10 bps) Adjusted Operating Ratio 1 95.6% 94.9% 70 bps Truckload Financial Metrics • Revenue per mile inflected positively sequentially in Q3 with stable miles per tractor • Remaining disciplined on pricing and capacity commitments, positioning to capture market opportunities • Legacy trucking Adjusted Operating Ratio1 improved 250 bps over Q2, while U.S. Xpress was stable • Reduced cost per mile 1.3% year-over-year despite inflationary pressures and lower volumes 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Average revenue per tractor $48,543 $48,842 (0.6%) Average tractors 22,814 24,159 (5.6%) Average trailers 90,935 95,976 (5.3%) Miles per tractor 20,469 20,384 0.4 % Operating Performance - Truckload Driving disciplined cost reduction as we position to leverage market improvements Q3 2024 Q3 2023 Change Truckload Operating Statistics Q3 2024 Q3 2023 Change

Operating Performance - Less-Than-Truckload

LTL expansion strategy accelerated with acquisition of DHE

LTL Financial Metrics	Q3 2024	Q3 2023	Change
(Dollars in millions)			
Revenue xFSC	$280.2	$240.0	16.7 %
Operating income	$24.6	$32.3	(23.9 %)
Adjusted Operating Income [1]	$29.1	$36.2	(19.5 %)
Operating ratio	92.5%	88.6%	390 bps
Adjusted Operating Ratio [1]	89.6%	84.9%	470 bps

LTL Operating Statistics	Q3 2024	Q3 2023	Change
LTL shipments per day	21,907	19,712	11.1 %
LTL weight per shipment	1,001	1,042	(3.9 %)
LTL revenue xFSC per hundredweight	$17.37	$15.91	9.2 %
LTL revenue xFSC per shipment	$173.83	$165.80	4.8 %

- Revenue xFSC increased 16.7% year over year driven by:
  - 9.2% year-over-year increase in LTL Revenue xFSC per hundredweight
  - Executing on organic growth strategy in LTL network
    - Opened 18 new locations in first half of 2024
    - Opened 16 new locations in Q3 2024
    - Expect to activate 4 additional locations in Q4 2024
  - Acquired LTL division of Dependable Highway Express, Inc. "DHE" which brought 14 southwest locations into our network

ACT AAA COOPER TRANSPORTATION
M/M/E MIDWEST MOTOR EXPRESS
DHE TRANSPORTATION

1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.

KNIGHT-SWIFT

6

7 • Acquired the non-union regional less-than- truckload division (DHE) of Dependable Highway Express, Inc. • Strong Southwest LTL operator with strategically important coverage area • Preserving the DHE brand and connecting to our existing LTL network • System and business integration expected to be completed by November 2024 • The DHE business generated $122M in total operating revenue over the twelve months prior to acquisition with a margin of approximately 10% Less-Than-Truckload - DHE Transportation Acquisition Complements Organic Expansion Unlocking meaningful strategic value by expanding to now serve ~70% of U.S. population ACT and MME Locations Locations Opened in Q3 2024 Planned Q4 2024 DHE Locations Locations Opened in 1H 2024

8 • 94.5% Adjusted Operating Ratio1 during the quarter, 100 bps improvement from Q2 • Pricing discipline leads to stable gross margin • Load count up 5.5% sequentially from Q2 • Revenue per load up 13.6% year over year • Continue to leverage power-only to complement our asset business, build a broader and more diversified freight portfolio Operating Performance - Logistics Executing our disciplined pricing strategy to maintain profitability (Dollars in millions) Revenue ex intersegment $143.6 $158.6 (9.5%) Operating income $6.7 $10.4 (35.5%) Adjusted Operating Income 1 $7.8 $10.7 (26.6%) Operating ratio 95.3% 93.5% 180 bps Adjusted Operating Ratio 1 94.5% 93.3% 120 bps Logistics Financial Metrics Q3 2024 Q3 2023 Change Revenue per load $1,898 $1,671 13.6 % Gross margin 17.8% 18.0% (20 bps) Logistics Operating Statistics Q3 2024 Q3 2023 Change 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.

9 • Operating ratio improved 310 bps year-over-year • Load count up 7.2% year-over-year as we drive diversity and growth in our customer portfolio • Shifting focus to improving revenue per load through freight selection • Improving network density to eliminate empty container repositioning and improve dray efficiencies Operating Performance - Intermodal Continue pushing toward profitable growth with a disciplined pricing approach into 2025 (Dollars in millions) Revenue ex intersegment $102.7 $101.2 1.4 % Operating (loss) ($1.4) ($4.5) 69.3 % Operating ratio 101.4% 104.5% (310 bps) Intermodal Financial Metrics Q3 2024 Q3 2023 Change Average revenue per load $2,569 $2,714 (5.3%) Load count 39,968 37,292 7.2 % Average tractors 622 677 (8.1%) Average containers 12,569 12,669 (0.8%) Intermodal Operating Statistics Q3 2024 Q3 2023 Change ROUTES TERMINAL

10 • Revenue decline largely as a result of winding down our third-party insurance program at the end of Q1 2024 • Operating profit of $6.2M in Q3 primarily driven by our warehousing and equipment leasing businesses. • Includes $11.7M in quarterly amortization of intangibles related to the 2017 merger with Knight and Swift and certain acquisitions Operating Performance - All Other Segments All other segments profitable after 3rd party insurance exit in 1Q (Dollars in millions) Revenue $68.4 $119.7 (42.8%) Operating income / (loss) $6.2 ($5.4) 214.6 % All Other Financial Metrics Q3 2024 Q3 2023 Change

11 EPS Guidance Expect Adjusted EPS to be in the range of $0.32 - $0.36 in Q4 and $0.29 - $0.33 in Q1 Truckload •Revenue up slightly sequentially in Q4 and down sequentially low-to-mid single-digit % into Q1 •Operating margins improving modestly sequentially in Q4 and declining modestly sequentially into Q1 •Tractor count down low single-digit % sequentially in Q4 and Q1 Guidance Assumptions Less-than- Truckload •Up high-teens % growth in revenue, excluding fuel surcharge, year-over-year in both Q4 and Q1 ◦ Driven by shipment count growth from our expanding network, the inclusion of DHE, and yield improvement •Adjusted operating ratios in the high 80's as we continue to absorb costs from our network expansion Logistics •Load count sequentially down mid-to-high single-digit % sequentially in Q4 before growing low single-digit % sequentially in Q1 •Approximately break-even operating margins in both Q4 and Q1 •Revenue up high single-digit % sequentially in Q4 and declining high-teens % sequentially in Q1 •Adjusted operating ratios in the mid-90’s in both Q4 and Q1 Intermodal •All Other segments operating income, before including the $11.7M quarterly intangible amortization, approximately break-even in Q4 as some of these services experience their typical seasonal slowdown, and $16M to $21M in Q1 •Equipment gains to be in the range of $5M to $10M per quarter •Net interest expense down modestly sequentially in Q4 and Q1 •Net cash capital expenditures for the full year 2024 expected range of $525M - $575M •Effective tax rate on our adjusted results of approximately 26% to 27% for Q4 2024 and 26% to 28% for the full year 2025 Other Areas

Appendix

Non-GAAP Reconciliation

Adjusted Operating Income and Adjusted Operating Ratio [1 2] (Unaudited)

	Quarter Ended September 30,		Year-to-Date September 30,	
	2024	2023	2024	2023
	(Dollars in thousands)			
GAAP Presentation				
Total revenue	$ 1,876,676	$ 2,019,936	$ 5,545,797	$ 5,209,847
Total operating expenses	(1,795,256)	(1,938,880)	(5,380,362)	(4,889,974)
Operating income	$ 81,420	$ 81,056	$ 165,435	$ 319,873
Operating ratio	95.7 %	96.0 %	97.0 %	93.9 %
Non-GAAP Presentation				
Total revenue	$ 1,876,676	$ 2,019,936	$ 5,545,797	$ 5,209,847
Truckload and LTL fuel surcharge	(195,783)	(244,687)	(610,389)	(593,857)
Revenue, excluding truckload and LTL fuel surcharge	1,680,893	1,775,249	4,935,408	4,615,990
Total operating expenses	1,795,256	1,938,880	5,380,362	4,889,974
Adjusted for:				
Truckload and LTL fuel surcharge	(195,783)	(244,687)	(610,389)	(593,857)
Amortization of intangibles [3]	(19,189)	(18,907)	(56,276)	(51,595)
Impairments [4]	(1,008)	—	(10,867)	—
Legal accruals [5]	(366)	(150)	(2,194)	(1,150)
Transaction fees [6]	(602)	—	(602)	(6,868)
Other acquisition related expenses [7]	—	(6,546)	—	(6,546)
Severance expense [8]	—	(3,699)	(7,219)	(5,151)
Change in fair value of deferred earnout [9]	859	859	859	3,359
Adjusted Operating Expenses	1,579,167	1,665,750	4,693,674	4,228,166
Adjusted Operating Income	$ 101,726	$ 109,499	$ 241,734	$ 387,824
Adjusted Operating Ratio	93.9 %	93.8 %	95.1 %	91.6 %

KNIGHT-SWIFT

13

14 Adjusted Operating Income and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 The reported results do not include the results of operations of U.S. Xpress and its subsidiaries prior to its acquisition by Knight-Swift on July 1, 2023 in accordance with the accounting treatment applicable to the transaction. The reported results do not include the results of operations of the LTL division of DHE prior to its acquisition by Knight-Swift on July 30, 2024 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the ACT acquisition, the U.S. Xpress acquisition, and other acquisitions, as well as the non-cash amortization expense related to the fair value of favorable leases assumed in the DHE acquisition included within "Rental expense" in the condensed consolidated statements of comprehensive income. 4 "Impairments" reflects the non-cash impairments of building improvements, certain revenue equipment held for sale, leases, and other equipment (within the Truckload segment and All Other Segments). 5 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • Year-to-date 2024 legal expense reflects the increased estimated exposures for accrued legal matters based on recent settlement agreements. • During the second and third quarters of 2023, legal expense reflects the increased estimated exposure for various accrued legal matters based on recent settlement agreements. First quarter 2023 legal expense reflects a decrease in the estimated exposure related to an accrued legal matter previously identified as probable and estimable in prior periods based on a recent settlement agreement. 6 "Transaction fees" reflects certain legal and professional fees associated with the July 1, 2023 and July 30, 2024 acquisitions of U.S. Xpress and DHE, respectively. The transaction fees are included within "Miscellaneous operating expenses" and "Salaries, Wages, and benefits" and with small amounts included in other line items in the condensed statements of comprehensive income. 7 "Other acquisition related expenses" represents one-time expenses associated with the U.S. Xpress acquisition, including certain severance expense, including the acceleration of stock compensation as well as other operating expenses. These are primarily included within "Salaries, wages, and benefits" in the condensed statements of comprehensive income. 8 "Severance expense" is included within "Salaries, wages, and benefits" in the condensed statements of comprehensive income. 9 "Change in fair value of deferred earnout" reflects the benefit for the change in fair value of a deferred earnout related to various acquisitions, which is recorded in "Miscellaneous operating expenses". Non-GAAP Reconciliation

15 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended September 30, Year-to-Date September 30, 2024 2023 2024 2023 (Dollars in thousands, except per share data) GAAP: Net income attributable to Knight-Swift $ 30,464 $ 60,194 $ 48,129 $ 227,804 Adjusted for: Income tax expense attributable to Knight-Swift 14,137 (1,220) 22,253 53,474 Income before income taxes attributable to Knight-Swift 44,601 58,974 70,382 281,278 Amortization of intangibles 3 19,189 18,907 56,276 51,595 Impairments 4 1,008 — 10,867 — Legal accruals 5 366 150 2,194 1,150 Transaction fees 6 602 — 602 6,868 Other acquisition related expenses 7 — 6,546 — 6,546 Severance expense 8 — 3,699 7,219 5,151 Change in fair value of deferred earnout 9 (859) (859) (859) (3,359) Loss on investment 10 12,107 — 12,107 — Adjusted income before income taxes 77,014 87,417 158,788 349,229 Provision for income tax expense at effective rate 11 (22,567) (20,255) (45,192) (84,958) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 54,447 $ 67,162 $ 113,596 $ 264,271 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. 9 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 9. 10 "Loss on investment" reflects the write-off of a minority investment in a transportation-adjacent technology venture which ceased operations in the third quarter of 2024 and is recorded within the All Other Segments. 11 For the third quarter of 2024, an adjusted effective tax rate of 29.3% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the year-to-date period ending September 30, 2024, an adjusted effective tax rate of 28.5% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the third quarter and year-to-date of 2023, an effective tax rate of 23.2% and 24.3%, respectively was applied in our Adjusted EPS calculation to exclude the tax benefit from the partial release of the pre-acquisition allowance associated with the U.S. Xpress net operating loss and tax credit carryforward benefits. Non-GAAP Reconciliation

16 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended September 30, Year-to-Date September 30, 2024 2023 2024 2023 GAAP: Earnings per diluted share $ 0.19 $ 0.37 $ 0.30 $ 1.41 Adjusted for: Income tax expense attributable to Knight-Swift 0.09 (0.01) 0.14 0.33 Income before income taxes attributable to Knight-Swift 0.27 0.36 0.43 1.74 Amortization of intangibles 3 0.12 0.12 0.35 0.32 Impairments 4 0.01 — 0.07 — Legal accruals 5 — — 0.01 0.01 Transaction fees 6 — — — 0.04 Other acquisition related expenses 7 — 0.04 — 0.04 Severance expense 8 — 0.02 0.04 0.03 Change in fair value of deferred earnout 9 (0.01) (0.01) (0.01) (0.02) Loss on investment 10 0.07 — 0.07 — Adjusted income before income taxes 0.47 0.54 0.98 2.16 Provision for income tax expense at effective rate 11 (0.14) (0.13) (0.28) (0.53) Non-GAAP: Adjusted EPS $ 0.34 $ 0.41 $ 0.70 $ 1.63 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. 9 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 9. 10 "Loss on investment" reflects the write-off of a minority investment in a transportation-adjacent technology venture which ceased operations in the third quarter of 2024 and is recorded within the All Other Segments. 11 For the third quarter of 2024, an adjusted effective tax rate of 29.3% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the year-to-date period ending September 30, 2024, an adjusted effective tax rate of 28.5% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the third quarter and year-to-date of 2023, an effective tax rate of 23.2% and 24.3%, respectively was applied in our Adjusted EPS calculation to exclude the tax benefit from the partial release of the pre-acquisition allowance associated with the U.S. Xpress net operating loss and tax credit carryforward benefits. Non-GAAP Reconciliation

Non-GAAP Reconciliation

Segment Adjusted Operating Income and Adjusted Operating Ratio [1] (Unaudited)

Truckload Segment [2]	Quarter Ended September 30, 2024	Quarter Ended September 30, 2023	Year-to-Date September 30, 2024	Year-to-Date September 30, 2023
	(Dollars in thousands)			
GAAP Presentation				
Total revenue	$ 1,258,156	$ 1,380,781	$ 3,785,408	$ 3,346,685
Total operating expenses	(1,212,800)	(1,332,420)	(3,693,422)	(3,114,514)
Operating income	$ 45,356	$ 48,361	$ 91,986	$ 232,171
Operating ratio	96.4 %	96.5 %	97.6 %	93.1 %
Non-GAAP Presentation				
Total revenue	$ 1,258,156	$ 1,380,781	$ 3,785,408	$ 3,346,685
Fuel surcharge	(150,552)	(200,503)	(480,643)	(469,771)
Intersegment transactions	(143)	(300)	(463)	(1,583)
Revenue, excluding fuel surcharge and intersegment transactions	1,107,461	1,179,978	3,304,302	2,875,331
Total operating expenses	1,212,800	1,332,420	3,693,422	3,114,514
Adjusted for:				
Fuel surcharge	(150,552)	(200,503)	(480,643)	(469,771)
Intersegment transactions	(143)	(300)	(463)	(1,583)
Amortization of intangibles [3]	(1,775)	(2,605)	(5,325)	(3,247)
Impairments [4]	(1,008)	—	(9,662)	—
Legal accruals [5]	(366)	—	(336)	—
Other acquisition related expenses [6]	—	(6,546)	—	(6,546)
Severance [7]	—	(2,636)	(1,466)	(2,636)
Adjusted Operating Expenses	1,058,956	1,119,830	3,195,527	2,630,731
Adjusted Operating Income	$ 48,505	$ 60,148	$ 108,775	$ 244,600
Adjusted Operating Ratio	95.6 %	94.9 %	96.7 %	91.5 %

1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio.
2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2.
3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions and the U.S. Xpress acquisition.
4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4.
5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5
6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7.
7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8.

KNIGHT-SWIFT

17

18 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended September 30, Year-to-Date September 30, LTL Segment 2 2024 2023 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 325,412 $ 284,168 $ 914,012 $ 806,577 Total operating expenses (300,856) (251,893) (836,120) (717,482) Operating income $ 24,556 $ 32,275 $ 77,892 $ 89,095 Operating ratio 92.5% 88.6% 91.5% 89.0 % Non-GAAP Presentation Total revenue $ 325,412 $ 284,168 $ 914,012 $ 806,577 Fuel surcharge (45,231) (44,184) (129,746) (124,086) Revenue, excluding fuel surcharge 280,181 239,984 784,266 682,491 Total operating expenses 300,856 251,893 836,120 717,482 Adjusted for: Fuel surcharge (45,231) (44,184) (129,746) (124,086) Amortization of intangibles 3 (4,563) (3,920) (12,403) (11,760) Adjusted Operating Expenses 251,062 203,789 693,971 581,636 Adjusted Operating Income $ 29,119 $ 36,195 $ 90,295 $ 100,855 Adjusted Operating Ratio 89.6% 84.9% 88.5% 85.2% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT, MME, and of DHE acquisitions, as well as the non-cash amortization expense related to the fair value of favorable leases assumed in the DHE acquisition. Non-GAAP Reconciliation

19 Quarter Ended September 30, Year-to-Date September 30, Logistics Segment 2024 2023 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 143,581 $ 159,489 $ 402,010 $ 417,715 Total operating expenses (136,897) (149,125) (388,094) (384,965) Operating income $ 6,684 $ 10,364 $ 13,916 $ 32,750 Operating ratio 95.3% 93.5% 96.5% 92.2 % Non-GAAP Presentation Total revenue $ 143,581 $ 159,489 $ 402,010 $ 417,715 Intersegment transactions — (888) — (4,555) Revenue, excluding intersegment transactions 143,581 158,601 402,010 413,160 Total operating expenses 136,897 149,125 388,094 384,965 Adjusted for: Intersegment transactions — (888) — (4,555) Amortization of intangibles 2 (1,164) (335) (3,492) (1,003) Adjusted Operating Expenses 135,733 147,902 384,602 379,407 Adjusted Operating Income $ 7,848 $ 10,699 $ 17,408 $ 33,753 Adjusted Operating Ratio 94.5% 93.3% 95.7% 91.8 % Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the U.S. Xpress and UTXL acquisitions. Non-GAAP Reconciliation

20 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended September 30, Year-to-Date September 30, Intermodal Segment 2024 2023 2024 2023 GAAP Presentation (Dollars in thousands) Total revenue $ 102,679 $ 101,219 $ 288,192 $ 316,118 Total operating expenses (104,066) (105,743) (296,204) (322,172) Operating loss $ (1,387) $ (4,524) $ (8,012) $ (6,054) Operating ratio 101.4% 104.5% 102.8% 101.9% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. Non-GAAP Reconciliation